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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 18, 1998



                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
          Delaware                          333-48429-04                         59-3284026
-----------------------------         ------------------------               ------------------
(State or Other Jurisdiction          (Commission File Number)               (I.R.S. Employer
      of Incorporation)                                                      Identification No.)
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5901 East Fowler Avenue
     Tampa, Florida                                        33617-2362
-----------------------                                    -----------
 (Address of Principal                                     (Zip Code)
   Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

              In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-6, described in a Prospectus Supplement to be dated as of September 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

              The Related Computational Materials furnished to certain prospective investors by the Underwriter, Deutsche Bank Securities Inc., are filed herewith as Exhibit 99.1. In addition, Additional Computational Materials furnished to certain prospective investors by Deutsche Bank Securities Inc., have been filed herewith as Exhibits 99.2 and 99.3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

               99.1 Related Computational Materials furnished by Deutsche Bank Securities Inc.

               99.2 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.

               99.3 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IMC SECURITIES, INC. as
                             Depositor


                             By: /s/  Thomas Middleton
                                 ------------------------
                                 Name:  Thomas Middleton
                                 Title: President and Chief Operating Officer






Dated: September 21, 1998



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                                  EXHIBIT INDEX
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Exhibit No.       Description                                                                Page No.
-----------       -----------                                                                --------

    99.1 Related Computational Materials furnished by Deutsche Bank Securities Inc.

    99.2 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.

    99.3 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.

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